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                                                                   Exhibit 10.35

                             THIRD AMENDMENT TO
                       TERM CREDIT AGREEMENT AND GUARANTY

         THIS AMENDMENT dated as of September 26, 1997 is entered into by and among ALLIED Group, Inc. ("Company"), State Street Bank and Trust Company, not in its individual capacity but as trustee for The ALLIED Group Employee Stock Ownership Trust ("ESOP Trustee"), Bank of Montreal, Chicago Branch ("BOM"), and Norwest Bank Iowa, National Association ("Norwest") to amend the Term Credit Agreement and Guaranty dated March 13, 1995, as amended October 12, 1995 and March 5, 1996 ("Agreement").

         1. This Amendment shall be effective as of October 1, 1997.

         2. The definition of "Applicable Margin" as set forth in Section 1.1 of the Agreement is amended by replacing the table with the following:

                               Best's                         Applicable
                               Rating                            Margin
                               A+                                  37.5
                               A                                   45.0
                               A-                                  62.5
                               Below A-                           100.0

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

ALLIED Group, Inc.                       The ALLIED Group Employee Stock
                                         Ownership Trust

By:  /s/ Douglas L. Andersen             By State Street Bank and Trust Company,
   ------------------------------        not individually, but solely in its
         Douglas L. Andersen             capacity as ESOP Trustee
         President

Bank of Montreal, Chicago Branch
                                         By:  /s/ Maryanne E. Sullivan
                                            ------------------------------------
                                         Title:   Vice President
                                               ---------------------------------
By:  /s/ Robert C. Meyer
   ------------------------------
Title:   Director
      ---------------------------

Norwest Bank Iowa, National
Association


By:  /s/ John D. Landry
   ------------------------------
Title:   Assistant Vice President
      ---------------------------